UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

SECURE LUGGAGE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-162518	68-0677444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2375 East Camelback Road
6th Floor
Phoenix, Arizona 85016
(Address of principal executive offices, including zip code)

(602) 387-4035
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Financial Officer

(e)        On March 1, 2012, Cherry Cai resigned as our Chief Financial Officer.  A copy of her letter of resignation is attached as an exhibit to this report marked Exhibit 17.

ITEM 9.01.	EXHIBITS

Exhibit Number	Description

17	Letter of Resignation of Cherry Cai as our Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE LUGGAGE SOLUTIONS, INC.

Date: April 2, 2012	By:	/s/ Donald G. Bauer
Name: Donald G. Bauer
Title: Chief Financial Officer

3